LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP T. Rowe Price Growth Stock Fund
Supplement Dated January 19, 2024 to the Statement of Additional Information Dated May 1, 2023

This Supplement updates certain information in the Statement of Additional Information for the LVIP T. Rowe Price Growth Stock Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus, Summary Prospectus, and SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Revisions to the Statement of Additional Information for the Fund are effective April 5, 2024.

1.	The Fund’s name is changed as noted. All references to the Fund’s name are revised accordingly.

Current Fund Name	New Fund Name (effective 4/5/24)
LVIP T. Rowe Price Growth Stock Fund	LVIP AllianceBernstein Large Cap Growth Fund

2.	The following replaces the relevant paragraphs beginning on page 59 under the Expense Reimbursements sub-section, in the Investment Adviser and Sub-Advisers section:

With respect to LVIP AllianceBernstein Growth Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: When the total Fund assets are less than $1 billion: 0.00% of the Fund’s average daily net assets. When the Fund’s assets exceed $1 billion: 0.025% of the first $1 billion of the Fund’s average daily net assets and 0.0125% on of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue at least through April 30, 2025 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

3.	The following replaces the relevant information on pages 63 and 64, respectively, in the Sub-Advisers sub-section, under the Investment Adviser and Sub-Advisers section:

Fund	Sub-Adviser

LVIP AllianceBernstein Large Cap Growth Fund	AllianceBernstein L.P. 501 Commerce Street Nashville, TN 37203

LVIP AllianceBernstein Large Cap Growth Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

4.	The following disclosure is added at the end of the second paragraph beginning on page 68 in the sub-section Service Marks, under the Investment Advisers and Sub-Advisers section:

AllianceBernstein will be used with LVIP AllianceBernstein Large Cap Growth Fund.

5.	The following replaces the relevant information in the chart beginning on pages 68 and 78 respectively, in the Other Accounts Managed sub-section, under the Portfolio Managers section:

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of other Accounts Paying Performance Fees
Alliance Bernstein L.P. (As of December 31, 2022)

John H. Fogarty, CFA

Registered Investment Companies	11	$22,096	0	$0

Other Pooled Investment Vehicles	21	$33,371	0	$0

Other Accounts	3,031	$7,722	0	$0

Vinay Thapar, CFA

Registered Investment Companies	10	$22,077	0	$0

Other Pooled Investment Vehicles	21	$33,371	0	$0

Other Accounts	3,031	$7,722	0	$0

T. Rowe Price Associates, Inc.

Joseph Fath

Registered Investment Companies	11	$55,866	0	$0

Other Pooled Investment Vehicles	9	$25,035	0	$0

Other Accounts	4	$1,548	0	$0

PLEASE KEEP THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION

AND OTHER IMPORTANT FUND RECORDS.